EXHIBIT 32.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I. Manuel B. Lopez,  the Chief Executive and Chief Financial  Officer of Western
Standard Corporation,  (the "Company"),  certify, pursuant to Section 906 of the
Sarbanes-Oxley  Act of 2002,  18  U.S.C.  Section  1350,  that to the best of my knowledge:

     1.   the  Quarterly  Report on Form  10-QSB of the  Company  for the fiscal quarter  ended June 30, 2004 (the  "Report")  fully  complies with the requirements of Section 13(a) or 15(d) of the Securities  Exchange Act
          of 1934 (15 U.S.C. 78m or 78o(d)): and

     2.   the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Dated: August 20, 2004

                                   /s/ Manuel B. Lopez
                                   -------------------
                                   Name:  Manuel B. Lopez
                                   Title: Chief Executive and
                                          Chief Financial Officer